Corporate Presentation March 2023 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as “may,” “might,” “could,” “will,” “would,” “should,” “expect,” “possible,” “potential,” “anticipate,” “contemplate,” “believe,” “estimate,” “plan,” “predict,” “project,” “intends,” and “continue” or similar words, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements with respect to the operations of the Company, strategies, prospects and other aspects of the business of the Company are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: the Company’s ability to maintain the listing of its securities on the Nasdaq Capital Market; the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the capital structure; the Company’s ability to execute on its business plans, forecasts, and other expectations and identify and realize additional opportunities; the risk of economic downturns and the possibility of rapid change in the highly competitive industry in which the Company operates; the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products or services, or experience significant delays in doing so; the risk that we will be unable to continue to attract and retain third-party collaborators, including collaboration partners and licensors; the risk that the Company may never achieve or sustain profitability; the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the Company experiences difficulties in managing its growth and expanding operations; the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; the risk that the Company is unable to secure or protect its intellectual property; the risk that the Company is unable to secure regulatory approval for its product candidates; the effect of any resurgence of the COVID-19 pandemic or other public health emergencies on the Company’s business; general economic conditions; and other risks and uncertainties described in the Company’s Annual Report on Form 10-K filed with the SEC on March 17, 2023 under “Risk Factors” and in other filings that have been made or will be made with the SEC. Accordingly, nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, and any forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Forward-Looking Statements

Experienced and Accomplished Management Team Successful track record of drug development and life sciences operating expertise Neal I. Muni, MD, MSPH Chief Operating Officer Jeffrey S. Hackman Chairman and Chief Executive Officer Robert Mahoney, Ph.D. Chief Scientific Officer Michael Campbell Chief Financial Officer Janice Marie McCourt Chief Business Officer

Comera Life Sciences Investment Highlights Validating Partnerships 3 active R&D partnerships: opportunity to negotiate potentially significant upfront/milestone payments and product royalties Broadly applicable technology, multiple ongoing discussions for additional R&D partnerships Evolutionary Technology Technology enables subcutaneous (SQ) delivery of IV biologics Proprietary SQore technology protected by robust patent portfolio $30+ million invested to date over the past 10 years Offers potential for product life-cycle management and competitive advantages Significant Market Opportunity Opportunity within a variety of existing multi-billion dollar commercial markets Potential benefit to patient, provider, and healthcare system Demonstrated ability to substantially enhance potential for deeper market penetration Capital Efficient Business Model Partners assume responsibility for downstream clinical development Lower risk clinical development strategy Minimal incremental spend to near-term value inflection points

Comera Life Sciences Value Development Overview

Comera LIFE SCIENCES

Partnership Pipeline

Partner	*Partnering Stage*			
	Engagement	Evaluation Agreement	Licensing	Milestones/ Royalties
REGENERON				
Undisclosed Top 10 Pharma Company				
INTAS				
	~6-12 months	*~6-18 months*	*~3-18 months*	*~12+ months*

Clinical Development Pipeline

Asset Name	Formulation	Pre-Clinical	Clinical Trials	Approval
CLS-001				

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Significant Inbound Interest as Well as BD Outreach Efforts Drive Partnerships

Comera LIFE SCIENCES

Large Potential Target Universe (Pharmas, Biotechs, CDMOs)

Pfizer, gsk, Genentech, AstraZeneca, MERCK, GENOR, Lilly, SANOFI, Roche, Pharma, NOVARTIS, J&J, Johnson & Johnson, GILEAD, CHUGAI, BeiGene, AMGEN, Daiichi-Sankyo, Boehringer Ingelheim, abbvie, Bristol Myers Squibb, CELLTRION, Innovent

Target Engagement

~6-12 months

Proposals

~1-3 months

Research Collaborations

"It would take us over ten years to build a working formulation department, so we prefer to work with Comera to jump start this initiative."

- Chief Strategy Officer, Major Biosimilars Company

"We love the work at Comera to solve formulation issues that we have not been able to solve ourselves."

- Head of BD, Large Biotech

Current Partnerships

Top 10 Pharma Company

REGENERON

INTAS

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Self-Administered, SQ Biologic Dosing has Multiple Potential Benefits over IV Infusion Better Patient Outcomes Potential for improved compliance Significantly reduced administration time Increased convenience/quality of life Strong physician preference (over 70% prefer SQ to IV biologic, if available)* For Patients Reduced Healthcare Costs IV infusion centers and staffing not required Potential for improved outcomes Decreased healthcare professional time spent on disease management For Payers Increased Revenue Extend franchise life & patent protections Increased market share Rescue efficacious drugs terminated due to formulation/administration issues For Pharma Partners Potential Advantages of SQ over IV SQ IV *Source: Ipsos market study and Comera physician interviews, December 2021; base: Total HCPs; n=50 + 5 IDIs with high-prescribing physicians

Lack of innovation highlighted by FDA Novel Excipient Review Pilot Program First proposals accepted December 2021 High Viscosity Results from high protein concentration and limits IV to SQ conversion Low Viscosity SQore technology enables IV to SQ conversion by reducing viscosity Formulating SQ Biologics is Technically Challenging, Without Much Innovation by Pharma in this Space High Viscosity a Significant Hurdle to Formulating SQ Biologics Pharma Has Not Brought Innovative New Technology to Solve Problem Historically Reliant on Old, Off-the-Shelf Excipient Technology

SQ Value Proposition Validated by Market Conversions

Comera LIFE SCIENCES

- **Global biologics market ~$383B in 2022, growing at an 8.8% CAGR through 2032[1]**
- **Majority of biologics are IV infusions**
- **Significant industry interest in converting IV biologics to SQ**


COWEN
ROCHE HOLDING LTD
HIGHLIGHTS FROM MEETING WITH TOP MANAGEMENT
Merck could keep its patent edge by shifting Keytruda cancer drug to a simple shot
MERCK
numerical improvements in PFS were sufficiently encouraging to continue the study to its OS readout. Beyond TIGIT and amyloid beta, Roche sees significant medium-term opportunity in SQ formulations of Tecentriq and Ocrevus which could offer convenience benefits in established, large markets where infusion center capacity is well short of the patient population. Other assets in the pipeline with strong commercial launch prospects include Roche's internal CD20 bispecifics (mosunetuzumab and glofitamab) and

SQ Market Penetration After IV Conversion

Case Study of Selected Biologic Analogues


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% SQ share of U.S. market
85%
45%
44%
10%
The most recent conversion, J&J's Darzalex Faspro, has achieved 85% conversion in less than 2 years
Darzalex Faspro (2020)
Herceptin Hylecta (2019)*
Benlysta SC (2017)
Orencia SC (2011)
Orencia est. historical trend
Y5
Y10
Year post-launch of SQ formulation

Source: Symphony; FDA; Biosimilar Development; L.E.K. interviews, research and analysis; https://www.fiercepharma.com/pharma/jjs-switch-iv-subcutaneous-darzalex-85-complete-us#:~:text=Johnson%20%26%20Johnson's%20attempt%20to%20switch,formulation%20of%20the%20cancer%20treatment.

**Herceptin Hylecta utilizes different technology for SQ delivery (Halozyme ENHANZE), which still requires HCP administration in institutional setting, likely dampening rate of conversion*

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Our Solution: The Viscosity Reduction Platform SQore platform predictions validated by testing on 20 different mAbs Lead, caffeine-based SQore excipient evaluated in four pre-clinical studies Validated safety Validated pharmacokinetics of antibody absorption Robust IP portfolio, with 13 patents issued and >35 patents pending 3 patent families including viscosity reduction, stabilization, process Multiple key geographies Coverage up to mid-2040s $30M invested over 10 years to build and validate SQore technology Expert Engineering Computational Modeling Viscosity Reducing Excipients What is SQore? SQore is the integration of advanced computational modeling, a robust library of carefully selected excipients, and protein formulation engineering by an expert team of scientists SQore excipients preventing antibody aggregation

IP-Protected and Previous Human Use Does Not Alter Antibody Properties Can Be Taken At Home by Patient Offers Advantages vs. Other SQ Formulation Approaches

Lead SQore excipient, caffeine, used to show SQ formulation proof of concept for two leading mAbs Significant viscosity reduction No effect on mAb stability No loss of biological activity : Validated by Scientific Peer-Review Source: “Caffeine as a viscosity reducer for highly concentrated monoclonal antibody solutions”, Journal of Pharmaceutical Sciences, 110 (2021) 3594−3604, https://doi.org/10.1016/j.xphs.2021.06.030 Caffeine-based lead SQore excipient proven in externally validated, rigorous scientific evaluation to achieve parameters that we believe demonstrate a viable SQ formulation

Platform Optimized to Lower Viscosity for Several Biologics Ipilimumab formulated in Yervoy commercial formulation vehicle (Comm.) and PBS with or without 75 mM caffeine Source: “Caffeine as a viscosity reducer for highly concentrated monoclonal antibody solutions” Journal of Pharmaceutical Sciences 110 (2021) 3594−3604 https://doi.org/10.1016/j.xphs.2021.06.030 77% viscosity reduction 45-78% viscosity reduction Inﬂiximab formulated in a 20 mM phosphate-acetate buffer at pH 6.0 (control) and in the presence of 75 mM caffeine, 100 mM ArgHCl, or 100 mM NaCl infliximab (mg/mL) ipilimumab (mg/mL) Viscosity (cP) Viscosity (cP) Target Viscosity Range Target Viscosity Range

Late-stage clinical programs and/or marketed assets with significant commercial potential Willingness to share in upside if collaboration successful (milestones, royalties) Near-term milestone potential (≤2 yrs.) 200+ potential therapeutic antibody program candidates for research collaboration Selective Focus on High-Value Partnerships With Potential Near-Term Milestone Value Selected research collaboration 1 2 3

Partnership Value Generated Through Multiple Stages

Evaluation agreements are the first stage to long-term royalty streams

Evaluation Agreements (~6-18 months)

Revenue generating research collaboration to assess feasibility **(~$350K-1M+)**

License Option Exercise (~3-18 months)

Potential **$multi-million** upfront payment to license SQore technology **(~$10-100M+)**[1]

Milestones/Royalties (12+ months)

Potential **$multi-million** payments upon achievement of key development milestones

Potential **single to mid-teen %** royalty on product sales



$1B+
Milestones/
Royalties
License
Payments
Eval. Agreement
Revenue
0-2 years
2-5 years
5+ years

[1]Based on BioPharma transactions included in the J.P Morgan Biopharma Therapeutics Licensing Deals and Venture April 2022 report; DealForma.com database. Data through 4/7/2022

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Multiple SQ Opportunities for Internal Pipeline

Several opportunities appear to be attractive for internal development into SQ formulations, representing low capital intensity, lower risk opportunities targeting large markets.



Over 150 Therapeutic Antibody Candidates Screened
1
Commercially Validated, Scientifically-Derisked Large Market Opportunity
2
SQ Formulation Feasible With SQore
6 Prioritized Candidates
3
Oncology SQ Candidate Target Market ~$10B
Inflammation SQ Candidate Target Market ~$1B
Oncology SQ Candidate Target Market ~$15B
Oncology SQ Candidate Target Market ~$3B
Inflammation SQ Candidate Target Market ~$2B
Onc/Inflammation SQ Candidate Target Market ~$2B
Lead Product Candidate
CLS-001

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CLS-001 (SQ Vedolizumab): Initial Product Candidate

Comera LIFE SCIENCES

CLS-001 is a potential multibillion-dollar opportunity to bring differentiated value to improve the lives of patients with a self-administered SQ formulation having reduced dosing frequency

Program	SQ formulation of vedolizumab
Therapeutic Area	IBD *Ulcerative colitis and Crohn's disease*
Development Status	Formulation development
Competition	No SQ currently in US *Estimated SQ Entyvio approval 2024*
Differentiation	Once monthly SQ dosing vs. every 2 weeks
Peak Annual Sales Potential	~$2B

Blockbuster product - large conversion opportunity

Entyvio® vedolizumab

WW Sales (2021): **$4B**

Estimated Peak (2026+): **$7.5-9.0B**

Source: : L.E.K market research and analysis, January 2022; EvaluatePharma; Biosimilardevelopment.com; Parrish (2020); Company website; Cowen (09.2021); SVB Leerink (10.2021); H.C. Wainwright (10.2021); Jefferies (07.2021); https://www.takeda.com/4ada11/siteassets/system/investors/report/quarterlyannouncements/fy2022/qr2022_q2_p01_en.pdf

17

Comera Life Sciences Investment Highlights Validating Partnerships 3 active R&D partnerships: opportunity to negotiate potentially significant upfront/milestone payments and product royalties Broadly applicable technology, multiple ongoing discussions for additional R&D partnerships Evolutionary Technology Technology enables subcutaneous delivery of IV biologics Proprietary SQore technology protected by robust patent portfolio $30+ Million invested to date over the past 10 years Offers potential for product life-cycle management and competitive advantages Significant Market Opportunity Opportunity within a variety of existing multi-billion dollar commercial markets Potential benefit to patient, provider, and healthcare system Demonstrated ability to substantially enhance potential for deeper market penetration Capital Efficient Business Model Partners assume responsibility for downstream clinical development Lower risk clinical development strategy Minimal incremental spend to near-term value inflection points

Thank you! Investor Contact John Woolford ICR Westwicke John.Woolford@westwicke.com Press Contact Jon Yu ICR Westwicke comerapr@westwicke.com 12 Gill Street, Suite 4650 Woburn, MA 01801, USA comeralifesciences.com